Exhibit 10.16.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of April 30, 2015

Between

QUICKEN LOANS INC., as Seller,

and

JPMORGAN CHASE BANK, N.A., as a Buyer and as Administrative Agent for the Buyers,

and

the other Buyers from time to time party hereto

1.                                      This Amendment.

The Parties agree hereby to amend (for the third time) the Master Repurchase Agreement dated May 2, 2013 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 1, 2014 and the Second Amendment to Master Repurchase Agreement dated December 19, 2014 (the “Amended MRA”) and as amended hereby and as it may be supplemented, further amended or restated from time to time, the “MRA”) to (i) extend the latest Termination Date to April 28, 2016, (ii) increase the maximum warehouse periods for Conventional Conforming Loans, Government Loans and Jumbo Loans [***], and for Aged Loans [***], (iii) increase the other debt and other debt guaranteed baskets provided for in Sections 11(t)(vi) and 11(u)(iv) from [***] to [***] each, (iv) revise Sections 11(t)(viii) and 11(u)(i) to more accurately set forth the parties’ intent that Debt and guaranties in addition to those described in the other Subsections of Sections 11(t) and 11(u) must be approved by the Administrative Agent in advance (subject to the proviso that such approval shall not be unreasonably withheld or delayed) and (v) revise certain definitions in, and other provisions of, the Amended MRA and its Exhibit B to recognize changes in the law and conform them to Administrative Agent’s current policies, and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there. The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Original MRA amended hereby and are therefore nonsequential.

2.                                      Definitions; Interpretation

A. The following definitions in Section 2(a) (Definitions) of the Amended MRA are hereby amended to respectively read as follows:

“Aged Loan” means, on any day, a Purchased Mortgage Loan that is not a Jumbo Loan and whose Purchase Date was more than [***] but not more than [***] before that day.

“Agency Guidelines” means those applicable requirements, standards, policies, procedures and other guidance documents that may be issued or adopted by the Agencies from time to time with respect to their purchase or guaranty of residential mortgage loans, including Expanded Criteria Loans, which requirements govern the Agencies’ willingness to purchase or guaranty such loans.

“Privacy Requirements” means (a) Title V of the GLB Act, (b) federal regulations implementing such act codified at 12 CFR Parts 40, 216, 332 and 573, (c) any of the Interagency Guidelines Establishing Standards For Safeguarding Customer Information and codified at 12 CFR Parts 30, 168, 170, 208, 211, 225, 263, 308 and 364 that are applicable and (d) any other applicable federal, state and local laws, rules, regulations and orders relating to the privacy and security of Seller’s Customer Information, as such statutes and such regulations, guidelines, laws, rules and orders (the “Safeguards Rules”) may be amended from time to time.

“Repurchase Date” means, with respect to each Transaction, the date on which Seller is required to repurchase (or the earlier date, if any, on which Seller electively repurchases) from Administrative Agent the Purchased Mortgage Loans or MBS that are subject to that Transaction. The Repurchase Date shall occur (i) for Transactions terminable on a date certain, on the date specified in the Confirmation and (ii) for repurchases of Defective Mortgage Loans under Section 3(j), the Early Repurchase Date; provided that in any case, the Repurchase Date with respect to each Transaction shall occur no later than the earlier of (1) the Termination Date, (2) for each MBS, [***], (3) for each Pooled Loan (whether or not its Pool has been exchanged for cash or an MBS), Jumbo Loan or other Purchased Mortgage Loan except an Aged Loan, [***] and (4) for each Aged Loan, [***].

“Requirement(s) of Law” means any applicable law, treaty, ordinance, decree, requirement, order, judgment, rule, regulation or licensing requirement (or interpretation of any of the foregoing) of any Governmental Authority having jurisdiction over any Buyer, Administrative Agent, Seller or any Approved Takeout Investor, any of their respective Subsidiaries or their respective properties or any agreement by which any of them is bound, including, to the extent applicable:

•                                               Equal Credit Opportunity Act and Regulation B, promulgated thereunder;

•                                          Fair Housing Act;

•                                          Gramm-Leach-Bliley Act and Regulation P promulgated thereunder;

•                                          Fair Credit Reporting Act and Regulation V promulgated thereunder;

•                                          Home Mortgage Disclosure Act and Regulation C promulgated thereunder;

•                                          Section 5 of the Federal Trade Commission Act (the “FTC Act”) (prohibiting unfair or deceptive acts or practices);

•                                          Truth In Lending Act and Regulation Z promulgated thereunder;

•                                          Qualified Mortgage/Ability to Repay Rule;

•                                          Real Estate Settlement Procedures Act and Regulation X promulgated thereunder;

•                                          Home Ownership and Equity Protection Act and applicable portions of Regulation Z promulgated thereunder;

•                                          Electronic Fund Transfer Act and Regulation E promulgated thereunder;

•                                          National Flood Insurance Act;

•                                          Servicemembers Civil Relief Act; and

•                                          any applicable state or local equivalent or similar laws and regulations.

“Termination Date” means the earliest of (i) the Business Day, if any, that Seller designates as the Termination Date by written notice given to the Administrative Agent at least thirty (30) days before such date, (ii) the date of declaration of the Termination Date pursuant to clause (vi) of Section 12(c) and (iii) April 28, 2016.

B. Clause (vi) of the definition of “Eligible Mortgage Loan” in Section 2(a) of the Amended MRA is amended to read as follows:

(vi) that has a scheduled Repurchase Date not later than the following number of days after the Purchase Date for the initial Transaction to which that Mortgage Loan was subject:

Type of Mortgage Loan	Number of days
Jumbo Loan	[***]
Pooled Loan	[***]
Conventional Conforming Loan	[***]
Government Loan	[***]
Aged Loan	[***]

C. The following additional definitions are added to Section 2(a) of the Amended MRA, in alphabetical order:

“Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977, 15 U.S.C. § 78dd, and all other laws, rules and regulations of any jurisdiction applicable to Seller or its Affiliates from time to time concerning or relating to bribery or corruption.

“Anti-Money Laundering Laws” is defined in Subsection 10(a)(xxx). “CFPB” means the Consumer Financial Protection Bureau or any successor.

“FTC Act” is defined in the definition of “Requirement(s) of Law”.

“Third Amendment to MRA” means the Third Amendment to Master Repurchase Agreement dated April 30, 2015 among the Parties, amending this Agreement for the third time.

10. Representations and Warranties

Section 10(a) is amended by adding the following new Subsection 10(a)(xxx) to the end of such Section:

(xxx)                   Compliance with Applicable Laws. Seller and its Material Subsidiaries have not violated any Requirement of Law respectively applicable to them, including (1) Agency Guidelines, (2) all applicable federal, state and local anti-money laundering laws, orders and regulations to the extent applicable to Seller, including the USA Patriot Act of 2001, the Bank Secrecy Act and the OFAC Regulations and applicable Executive Orders (collectively, the “Anti- Money Laundering Laws”), (3) Anti-Corruption Laws, (4) applicable Privacy Requirements, including the GLB Act and the Safeguards Rules promulgated thereunder, (5) all consumer protection laws and regulations, (6) all licensing and approval requirements applicable to Seller’s Origination of Mortgage Loans and (7) all other laws and regulations referenced in item (ff) of Exhibit B, in each case a breach of which would, or would reasonably be expected to, result in a Material Adverse Effect.

11.                               Seller’s Covenants

A.                                    Section 11(c) is amended to read as follows:

(c)                                  Compliance with Applicable Laws. Seller and its Material Subsidiaries shall each comply with all Requirements of Law applicable to it and the Purchased Mortgage Loans, a breach of which would, or would reasonably be expected to, result in a Material Adverse Effect except where contested in good faith and by appropriate proceedings and with adequate book reserves determined in accordance with GAAP established therefor, including (1) Agency Guidelines, (2) the Anti-Money Laundering Laws, (3) Anti-Corruption Laws, (4) all Privacy Requirements, including the GLB Act and Safeguards Rule promulgated thereunder, (5) all consumer protection laws and regulations, (6) all licensing and approval requirements applicable to Seller’s and its Subsidiaries’ Origination of Mortgage Loans and (7) all other laws and regulations referenced in item (ft) of Exhibit B. Seller and each of its Subsidiaries shall maintain in effect and enforce policies and procedures reasonably determined by Seller to be designed to ensure compliance by Seller, its Subsidiaries and their respective directors, members, managers, partners, officers, employees and agents with Anti-Corruption Laws and applicable sanctions.

B.                                    “CFPB’s” is substituted for “HUD’s” in the third sentence of Section 11(k) (Use of Chase’s Name).

C.                                    Subsections 11(t)(vi), 11(t)(viii), 11(u)(i) and 11(u)(iv) are amended to read, respectively, as follows:

[11(t)](vi)                                            other Debt of not more than [***] in the aggregate incurred in any calendar year (determined at the later of the date that such Debt (x) is contracted for, and (y) is increased by amendment, provided that for clause (y), only the amount of such increase of Debt shall be considered “incurred in any calendar year” under this Subsection 11(t)(vi));

[11(t)](viii)                                      the Debt described in Exhibit J to the Third Amendment to MRA, as such Exhibit J may be updated from time to time to include (1) any additional Debt incurred since the last previous update of Exhibit J, which additional Debt is within the maximum limit specified in Section 11(t)(vi) or permitted by a subsection of this Section 11(t) other than subsection (vi) or this subsection (viii), and (2) any additional Debt incurred since such last previous update that is in excess of such limit specified in Section 11(t)(vi) and was approved by Administrative Agent in writing in advance of Seller’s incurring it (which approval shall not be unreasonably withheld or delayed), by a replacement (if any) for Exhibit J attached to the Compliance Certificate most recently delivered by Seller to Administrative Agent pursuant to Section VII or Section X of that Compliance Certificate; and

[11(u)](i)                                                the Debt guaranteed by Seller’s existing guaranties described on Schedule IV to the Third Amendment to MRA, as such Schedule  IV may be updated from time to time to include (1) any guaranty of additional Debt since the last previous update of Schedule IV which additional Debt is within the maximum limit specified in Section 11(u)(iv) or permitted by a subsection of this Section 11(u) other than this subsection (i) or subsection (iv), and (2) any additional Debt guaranteed since such last previous update that is in excess of such limit and was approved by Administrative Agent in writing in advance of such guaranty’s being issued (which approval shall not be unreasonably withheld or delayed), by a replacement (if any) for Schedule IV attached to the Compliance Certificate most recently delivered by Seller to Administrative Agent pursuant to Section VIII of that Compliance Certificate;

[11(u)] (iv)                                      other Debt that, when aggregated with other Debt guaranteed in the same calendar year, does not exceed [***] in the aggregate guaranteed under this Subsection 11(u)(iv) in any calendar year;

29.                               Disclosure Relating to Certain Federal Protections

Section 29(c) is amended by deleting the phrase, “the Federal Savings and Loan Insurance Corporation”.

30.                               Confidentiality The fifth sentence of Section 30(b) is amended to read as follows:

Administrative Agent agrees to maintain an information security program and to assess, manage and control risks relating to the security and confidentiality of Seller’s Customer Information pursuant to such program in the same manner as Administrative Agent does in respect of its own customers’ information, and shall implement the standards relating to such risks in the manner set forth in the Interagency Guidelines Establishing Standards for Safeguarding Company Customer Information set forth in 12 CFR Parts 30, 168, 170, 208, 211, 225, 263, 308 and 364.

Exhibits

The following clauses of Exhibit B are amended as follows:

A.                      The first sentence of clause (u) (Insurance) is amended to read as follows:

All policies of insurance, of whatever type, required either by the applicable Agency in connection with the closing of the Mortgage Loan or by this Agreement, remain in full force and effect.

B.                      The first sentence of clause (ff) (Compliance with Applicable Laws) is amended to read as follows:

Any and all requirements of any applicable federal, state or local law or regulation including usury, truth in lending, ability to repay, real estate settlement procedures, consumer credit protection, consumer privacy, fair credit billing, fair credit reporting, fair debt collection practices, predatory and abusive lending laws, equal credit opportunity, fair housing and home mortgage disclosure laws or unfair, deceptive and abusive practices laws applicable to the origination and servicing of the Mortgage Loan including any provisions relating to prepayment penalties, have been complied with in all material respects and the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations.

C.                 The following is added as a new second sentence of clause (ww) (Credit Reporting):

Seller has promptly corrected any discrepancies regarding consumer addresses of which Seller has received notice.

D.                      Clause (dd) is amended to read as follows:

(dd) No Fraud. No fraud, material omission, misrepresentation, negligence or similar occurrence with respect to the Mortgage Loan has taken place on the part of Seller, any Subservicer or any other Person involved in taking applications for, offering, arranging, assisting a consumer in obtaining, making, underwriting or closing of the Mortgage Loan, including the Mortgagor, any builder or developer or any appraiser.

E.                       Exhibit J and Schedule IV hereto respectively supersede and replace Exhibit J and Schedule IV to the Amended Credit Agreement, effective as of April 30, 2015.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it .

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lee Chung
	Name:	Lee Chung
	Title:	Authorized Officer

QUICKEN LOANS INC.

By:	/s/ William Emerson
	Name:	William Emerson
	Title:	Chief Executive Officer

Counterpart signature page to Third Amendment to Master Repurchase Agreement between JPMorgan Chase Bank, N.A., as Administrative Agent and a Buyer, and Quicken Loans Inc., as Seller

EXHIBIT J

CERTAIN PERMITTED DEBT

[***]

SCHEDULE IV

Seller’s Existing Guaranties

[***]